[Logo] M F S (R)
INVESTMENT MANAGEMENT                                             ANNUAL REPORT
  We invented the mutual fund(R)                                  FOR YEAR ENDED
                                                                  JUNE 30, 2000




                               [Graphic Omitted]



                              MFS(R) INSTITUTIONAL
                              RESEARCH FUND

MFS(R) INSTITUTIONAL RESEARCH FUND

TRUSTEES                                                                   INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman, Chief Executive Officer, and                Massachusetts Financial Services Company
Director, MFS Investment Management(R)                                     500 Boylston Street
                                                                           Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                           DISTRIBUTOR
William R. Gutow+ - Private investor and real estate consultant;           MFS Fund Distributors, Inc.
Vice Chairman, Capitol Entertainment Management Company                    500 Boylston Street
(video franchise)                                                          Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                                     INVESTOR SERVICE
Jeffrey L. Shames*                                                         MFS Service Center, Inc.
                                                                           P.O. Box 2281
ASSOCIATE DIRECTOR OF EQUITY RESEARCH                                      Boston, MA 02107-9906
Alec C. Murray*
                                                                           For additional information,
TREASURER                                                                  contact your investment professional.
James O. Yost*
                                                                           CUSTODIAN
ASSISTANT TREASURERS                                                       State Street Bank and Trust Company
Mark E. Bradley*
Ellen Moynihan*                                                            AUDITORS
                                                                           Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                                                          WORLD WIDE WEB
                                                                           www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


----------------------------------------------------------------------------------------------------------------
  NOT FDIC INSURED                               MAY LOSE VALUE                             NO BANK GUARANTEE
----------------------------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING

We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM

You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY

Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY

One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the year ended June 30, 2000, the fund provided a total return of 21.67%, including the reinvestment of any distributions. This compares to a return of 11.37% for the average large cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, and 7.25% for the fund's benchmark, the Standard & Poor's 500 (S&P 500) Composite Index. The S&P 500 is a popular, unmanaged index of common stock total return performance.

As we've seen during the first half of 2000, investment trends and styles go in and out of favor with investors. Consequently, we don't spend too much time trying to determine when value or growth, small-cap or large-cap stocks will move in and out of the spotlight. Instead, we focus on finding dominant business franchises with outstanding managements driving accelerating earnings growth. It's a bottom-up approach that's based on intensive hands-on research and the best ideas of our analysts. This approach has led us to some very rewarding growth opportunities, and the fund has held on to its favorable returns during the period despite the weakness we've seen in the market over the past few months.

Beyond performance, however, we believe there are other factors that distinguish this portfolio from its competitors. First and foremost, we believe the depth and talent of our equity analysts are big advantages. We have more than 35 equity research analysts at MFS, all contributing their best ideas to the portfolio. As a result, there is a great deal of information sharing, starting with our in-depth balance sheet and earnings analysis. At the same time, we all spend a great deal of time on the road meeting with company managements, as well as with employees, competitors, and suppliers. We also have a lot of flexibility with the portfolio. We can look at any market capitalization, location, or industry. Overall, we lean toward the more dynamic areas of the economy, focusing on companies that we believe are at the forefront of innovation and are benefiting from their competitive advantages.

We're finding opportunities in a wide range of areas, but some industries that have recently performed well for the portfolio are energy, insurance, and pharmaceuticals. In the energy sector, exploration and production companies such as Global Marine and Transocean have rallied significantly due to the rebound in oil and natural gas prices. Higher prices have spurred demand for drilling services, resulting in strong revenue and earnings growth at many energy services companies. Despite a fairly long stretch of weak performance from insurance stocks such as Hartford Financial, we held on to companies in this area because we believed in their long-term prospects and the possibility of consolidation in the industry. Recently, we've seen an increase in merger and acquisition activity in this group, which has boosted the performance of these holdings. In the first quarter of 2000, we took advantage of weakness in pharmaceutical stocks to increase our holdings in what we believe are top-notch companies with strong track records, such as Pharmacia, American Home Products, and Bristol-Myers Squibb. Some of these stocks have come back strong in the second quarter, and we believe they still offer attractive growth prospects.

We've also increased the portfolio's exposure to wireless communications stocks because we see tremendous growth opportunities for these companies. A few years ago, roughly 3% of worldwide communications were handled over wireless networks. Our research indicates that now that percentage has grown to double digits, and we believe similar growth could lie ahead. We expect revenue growth for many wireless companies to rise 25% to 50% per year, and we believe international revenues could be even higher. Given our outlook for dramatic growth in this industry, we like the risk/reward profile of these stocks.

Despite what we think may be a somewhat less robust environment for consumer spending, we also like companies such as CVS and Safeway because they're noncyclical. People have to buy prescriptions, household products, and groceries, regardless of the economic environment. We also happen to think these are two of the best-run companies in their respective industries. Additionally, we've increased our positions in Intel and EMC Corp. because we see accelerating demand for their products and services, their fundamental business prospects are strong, and we ultimately believe they can maintain their leadership positions in their markets.

Respectfully,

/s/ Alec C. Murray
Alec C. Murray
Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: May 20, 1996

Size: $73.2 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, May 20, 1996, through June 30, 2000. Index information is from June 1, 1996.)

              MFS Institutional             S&P 500
               Research Fund            Composite Index
--------------------------------------------------------
5/96             $3,000,000               $3,000,000
6/96              2,934,000                3,011,400
6/97              3,642,000                4,056,300
6/98              4,619,600                5,279,800
6/99              5,271,900                6,481,000
6/00              6,414,349                6,951,227

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

                                                                    1 Year                    3 Years                      Life*
----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                            +21.67%                    +76.14%                   +113.81%
----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                        +21.67%                    +20.77%                   + 20.30%
----------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                    1 Year                    3 Years                      Life*
----------------------------------------------------------------------------------------------------------------------------------
Average large cap core fund+                                       +11.37%                    +18.89%                   + 20.83%
----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Composite Index#                                           + 7.25%                    +19.67%                   + 22.85%
----------------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, May 20, 1996, through June 30, 2000. Index information is from June 1, 1996.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO OF INVESTMENTS - June 30, 2000

Stocks - 97.7%
-----------------------------------------------------------------------------------------------------
Issuer                                                                   Shares                 Value
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 88.0%
  Aerospace - 1.8%
    Boeing Co.                                                           15,300           $   639,731
    General Dynamics Corp.                                                3,330               173,993
    United Technologies Corp.                                             8,540               502,792
                                                                                          -----------
                                                                                          $ 1,316,516
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.1%
    Capital One Financial Corp.                                           6,510           $   290,509
    Chase Manhattan Corp.                                                 9,165               422,163
    PNC Bank Corp.                                                        5,800               271,875
    Providian Financial Corp.                                             4,150               373,500
    U.S. Bancorp                                                          9,900               190,575
                                                                                          -----------
                                                                                          $ 1,548,622
-----------------------------------------------------------------------------------------------------
  Biotechnology - 2.3%
    Pharmacia Corp.                                                      32,600           $ 1,685,013
-----------------------------------------------------------------------------------------------------
  Business Machines - 5.2%
    Hewlett-Packard Co.                                                   6,530           $   815,434
    International Business Machines Corp.                                 5,410               592,733
    Seagate Technology, Inc.*                                             7,650               420,750
    Sun Microsystems, Inc.*                                              21,340             1,940,606
                                                                                          -----------
                                                                                          $ 3,769,523
-----------------------------------------------------------------------------------------------------
  Business Services - 2.5%
    Automatic Data Processing, Inc.                                      12,360           $   662,033
    BEA Systems, Inc.*                                                    2,240               110,740
    Computer Sciences Corp.*                                             11,000               821,562
    Digimarc Corp.*                                                         240                 9,240
    Fiserv, Inc.*                                                         4,900               211,925
                                                                                          -----------
                                                                                          $ 1,815,500
-----------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.2%
    Motorola, Inc.                                                       22,784           $   662,160
    Sprint Corp. (PCS Group)*                                            15,930               947,835
                                                                                          -----------
                                                                                          $ 1,609,995
-----------------------------------------------------------------------------------------------------
  Chemicals - 0.3%
    Rohm & Haas Co.                                                       6,900           $   238,050
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.7%
    Compaq Computer Corp.                                                10,100           $   258,181
    Dell Computer Corp.*                                                  5,680               280,095
                                                                                          -----------
                                                                                          $   538,276
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.4%
    America Online, Inc.*                                                11,230           $   592,382
    Microsoft Corp.*                                                     23,450             1,876,000
                                                                                          -----------
                                                                                          $ 2,468,382
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.6%
    EMC Corp.*                                                           24,680           $ 1,898,817
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.4%
    BMC Software, Inc.*                                                   7,150           $   260,863
    Computer Associates International, Inc.                               3,630               185,811
    Comverse Technology, Inc.*                                            6,400               595,200
    E.piphany, Inc.*                                                      1,000               107,188
    I2 Technologies, Inc.*                                                2,000               208,531
    Liberate Technologies*                                                2,570                75,333
    Oracle Corp.*                                                        12,360             1,039,012
    Rational Software Corp.*                                              1,620               150,559
    Siebel Systems, Inc.*                                                   940               153,749
    VERITAS Software Corp.*                                               3,768               425,786
                                                                                          -----------
                                                                                          $ 3,202,032
-----------------------------------------------------------------------------------------------------
  Conglomerates - 2.6%
    Tyco International Ltd.                                              40,540           $ 1,920,582
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.3%
    Clorox Co.                                                            9,650           $   432,441
    Colgate-Palmolive Co.                                                 8,860               530,492
                                                                                          -----------
                                                                                          $   962,933
-----------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Owens Illinois, Inc.*                                                 8,850           $   103,434
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.7%
    General Electric Co.                                                 37,290           $ 1,976,370
-----------------------------------------------------------------------------------------------------
  Electronics - 9.5%
    Analog Devices, Inc.*                                                 5,106           $   388,056
    Atmel Corp.*                                                          7,600               280,250
    Fairchild Semiconductor International Co.*                            3,660               148,230
    Flextronics International Ltd.*                                       7,172               492,627
    Intel Corp.                                                          23,050             3,081,497
    Lam Research Corp.*                                                   9,500               356,250
    LSI Logic Corp.*                                                      6,850               370,756
    Micron Technology, Inc.*                                             11,560             1,018,003
    SCI Systems, Inc.*                                                    2,300                90,131
    Solectron Corp.*                                                      8,400               351,750
    Teradyne, Inc.*                                                       5,000               367,500
                                                                                          -----------
                                                                                          $ 6,945,050
-----------------------------------------------------------------------------------------------------
  Energy - 0.2%
    Devon Energy Corp.                                                    2,510           $   141,031
-----------------------------------------------------------------------------------------------------
  Entertainment - 3.1%
    Infinity Broadcasting Corp., "A"*                                    15,630           $   569,518
    Macromedia, Inc.*                                                     2,700               261,056
    Time Warner, Inc.                                                     8,420               639,920
    Viacom, Inc., "B"*                                                   11,187               762,814
                                                                                          -----------
                                                                                          $ 2,233,308
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 3.7%
    Associates First Capital Corp., "A"                                  22,800           $   508,725
    Citigroup, Inc.                                                      13,110               789,877
    Freddie Mac Corp.                                                    13,100               530,550
    Lehman Brothers Holdings, Inc.                                        1,800               170,212
    Merrill Lynch & Co., Inc.                                             3,620               416,300
    Morgan Stanley Dean Witter & Co.                                      2,800               233,100
    State Street Corp.                                                      200                21,213
                                                                                          -----------
                                                                                          $ 2,669,977
-----------------------------------------------------------------------------------------------------
  Financial Services - 0.5%
    AXA Financial, Inc.                                                  10,590           $   360,060
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.2%
    Anheuser-Busch Cos., Inc.                                             7,510           $   560,903
    Quaker Oats Co.                                                       4,640               348,580
                                                                                          -----------
                                                                                          $   909,483
-----------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.2%
    Bowater, Inc.                                                         3,670           $   161,939
-----------------------------------------------------------------------------------------------------
  Insurance - 2.4%
    American International Group, Inc.                                    6,015           $   706,763
    Hartford Financial Services Group, Inc.                               7,090               396,597
    Marsh & McLennan Cos., Inc.                                           2,570               268,404
    MetLife, Inc.*                                                       12,320               259,490
    St. Paul Cos., Inc.                                                   3,400               116,025
                                                                                          -----------
                                                                                          $ 1,747,279
-----------------------------------------------------------------------------------------------------
  Internet - 0.9%
    InterWorld Corp.*                                                       600           $    12,300
    Selectica, Inc.*                                                        590                41,337
    VeriSign, Inc.*                                                       3,500               617,750
                                                                                          -----------
                                                                                          $   671,387
-----------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co., Inc.                                                    10,440           $   386,280
    Ingersoll Rand Co.                                                    7,790               313,548
                                                                                          -----------
                                                                                          $   699,828
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 4.3%
    American Home Products Corp.                                         10,050           $   590,437
    Bausch & Lomb, Inc.                                                   4,740               366,758
    Bristol-Myers Squibb Co.                                             23,170             1,349,652
    Pfizer, Inc.                                                         16,720               802,560
                                                                                          -----------
                                                                                          $ 3,109,407
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.7%
    Medtronic, Inc.                                                      10,730           $   534,488
-----------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    Alcoa, Inc.                                                           5,400           $   156,600
-----------------------------------------------------------------------------------------------------
  Oil Services - 2.2%
    Baker Hughes, Inc.                                                    7,900           $   252,800
    Cooper Cameron Corp.*                                                   930                61,380
    Global Marine, Inc.*                                                 22,130               623,789
    Noble Drilling Corp.*                                                 9,060               373,159
    Weatherford International, Inc.*                                      7,800               310,538
                                                                                          -----------
                                                                                          $ 1,621,666
-----------------------------------------------------------------------------------------------------
  Oils - 4.3%
    Conoco, Inc.                                                         32,290           $   793,123
    EOG Resources, Inc.                                                   9,340               312,890
    Exxon Mobil Corp.                                                    14,918             1,171,063
    Santa Fe International Corp.                                          7,500               262,031
    Transocean Sedco Forex, Inc.                                         11,100               593,157
                                                                                          -----------
                                                                                          $ 3,132,264
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.4%
    Tribune Co.                                                           7,870           $   275,450
-----------------------------------------------------------------------------------------------------
  Retail - 3.5%
    CVS Corp.                                                            31,140           $ 1,245,600
    Office Depot, Inc.*                                                  32,870               205,438
    RadioShack Corp.                                                     12,650               599,294
    Wal-Mart Stores, Inc.                                                 9,260               533,607
                                                                                          -----------
                                                                                          $ 2,583,939
-----------------------------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    SPX Corp.*                                                            1,980           $   239,456
-----------------------------------------------------------------------------------------------------
  Supermarkets - 1.7%
    Safeway, Inc.*                                                       28,210           $ 1,272,976
-----------------------------------------------------------------------------------------------------
  Telecommunications - 11.9%
    Allegiance Telecom, Inc.*                                               900           $    57,600
    Ancor Communications, Inc.*                                           1,855                66,345
    Bell Atlantic Corp.                                                   6,100               309,956
    Cabletron Systems, Inc.*                                              8,500               214,625
    CIENA Corp.*                                                          5,030               838,438
    Cisco Systems, Inc.*                                                 38,580             2,452,241
    Corning, Inc.                                                         4,571             1,233,599
    Intermedia Communications, Inc.*                                      1,330                39,568
    Level 3 Communications, Inc.*                                         2,100               184,800
    Metromedia Fiber Network, Inc., "A"*                                 21,140               838,994
    Qwest Communications International, Inc.*                            10,200               506,813
    Sprint Corp.                                                         13,860               706,860
    Tellabs, Inc.*                                                        3,300               225,844
    Time Warner Telecom, Inc.*                                            1,280                82,400
    Winstar Communications, Inc.*                                         1,125                38,109
    WorldCom, Inc.*                                                      19,660               901,902
                                                                                          -----------
                                                                                          $ 8,698,094
-----------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.5%
    Comcast Corp., "A"*                                                   9,420           $   381,510
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    AES Corp.*                                                           11,540           $   526,513
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Williams Cos., Inc.                                                   6,270           $   261,381
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $64,387,131
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 9.7%
  Bermuda - 1.1%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                     10,560           $   157,080
    Global Crossing Ltd. (Telecommunications)*                           25,690               675,968
                                                                                          -----------
                                                                                          $   833,048
-----------------------------------------------------------------------------------------------------
  Canada - 2.2%
    Nortel Networks Corp. (Telecommunications)                           23,540           $ 1,606,605
-----------------------------------------------------------------------------------------------------
  France - 0.2%
    Business Objects S.A., ADR (Computer Software - Systems)*               500           $    44,062
    Total S.A., "B" (Oils)                                                  760               116,515
                                                                                          -----------
                                                                                          $   160,577
-----------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Trintech Group PLC, ADR (Computer Software - Products)*               3,880           $    76,448
-----------------------------------------------------------------------------------------------------
  Japan - 1.3%
    AFLAC, Inc. (Insurance)                                               3,100           $   142,406
    Fast Retailing Co. (Retail)                                             500               209,276
    Hitachi Ltd. (Electronics)                                           13,000               187,500
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)                 30               398,756
                                                                                          -----------
                                                                                          $   937,938
-----------------------------------------------------------------------------------------------------
  Netherlands - 1.7%
    ING Groep N.V. (Financial Services)*                                  1,715           $   115,909
    KPN N.V. (Telecommunications)*                                        9,130               408,321
    Royal Dutch Petroleum Co. (Oils)                                     11,300               702,233
                                                                                          -----------
                                                                                          $ 1,226,463
-----------------------------------------------------------------------------------------------------
  United Kingdom - 3.1%
    AstraZeneca Group PLC (Medical and Health Products)                   6,780           $   316,380
    BAE Systems PLC (Aerospace)*                                         67,700               421,901
    BP Amoco PLC, ADR (Oils)                                             18,171             1,027,797
    HSBC Holdings PLC (Banks and Credit Cos.)*                           18,600               212,555
    Lloyds TSB Group PLC (Banks and Credit Cos.)                             70                   661
    Vodafone AirTouch PLC (Telecommunications)*                          68,140               275,193
                                                                                          -----------
                                                                                          $ 2,254,487
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 7,095,566
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $55,745,328)                                               $71,482,697
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.6%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00 at Amortized Cost              $  1,155           $ 1,154,578
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $56,899,906)                                          $72,637,275

Other Assets, Less Liabilities - 0.7%                                                         521,672
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $73,158,947
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $56,899,906)                                            $72,637,275
  Investments of cash collateral for securities loaned, at identified cost and value                4,331,409
  Cash                                                                                                  1,006
  Foreign currency, at value (identified cost, $1,459)                                                  1,437
  Receivable for investments sold                                                                     903,940
  Interest and dividends receivable                                                                    25,309
  Receivable from investment adviser                                                                   74,854
  Deferred organization expenses                                                                        1,244
  Other assets                                                                                            306
                                                                                                  -----------
      Total assets                                                                                $77,976,780
                                                                                                  -----------
Liabilities:
  Payable for investments purchased                                                               $   373,934
  Payable for fund shares reacquired                                                                   70,917
  Collateral for securities loaned, at value                                                        4,331,409
  Payable to affiliates -
    Management fee                                                                                      1,086
    Shareholder servicing agent fee                                                                        15
    Administrative fee                                                                                     35
  Accrued expenses and other liabilities                                                               40,437
                                                                                                  -----------
      Total liabilities                                                                           $ 4,817,833
                                                                                                  -----------
Net assets                                                                                        $73,158,947
                                                                                                  ===========
Net assets consist of:
  Paid-in capital                                                                                 $48,377,734
  Unrealized appreciation on investments and translation of assets and liabilities in
    foreign currencies                                                                             15,737,613
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                                                   8,928,283
  Accumulated undistributed net investment income                                                     115,317
                                                                                                  -----------
      Total                                                                                       $73,158,947
                                                                                                  ===========
Shares of beneficial interest outstanding                                                          4,429,573
                                                                                                   =========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)                                          $16.52
                                                                                                    ======

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations
-----------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2000
-----------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                       $   466,243
    Interest                                                                             97,267
    Foreign taxes withheld                                                               (6,993)
                                                                                    -----------
      Total investment income                                                       $   556,517
                                                                                    -----------
  Expenses -
    Management fee                                                                  $   389,245
    Trustees' compensation                                                                4,800
    Shareholder servicing agent fee                                                       4,866
    Administrative fee                                                                    8,841
    Custodian fee                                                                        33,878
    Printing                                                                              9,314
    Auditing fees                                                                        29,667
    Legal fees                                                                            1,061
    Amortization of organization expenses                                                 1,398
    Miscellaneous                                                                        20,201
                                                                                    -----------
      Total expenses                                                                $   503,271
    Fees paid indirectly                                                                 (6,826)
    Reduction of expenses by investment adviser                                         (74,854)
                                                                                    -----------
      Net expenses                                                                  $   421,591
                                                                                    -----------
        Net investment income                                                       $   134,926
                                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                         $ 9,419,065
    Foreign currency transactions                                                       (19,545)
                                                                                    -----------
      Net realized gain on investments and foreign currency transactions            $ 9,399,520
                                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                                     $ 3,058,417
    Translation of assets and liabilities in foreign currencies                             467
                                                                                    -----------
      Net unrealized gain on investments and foreign currency translation           $ 3,058,884
                                                                                    -----------
        Net realized and unrealized gain on investments and foreign currency        $12,458,404
                                                                                    -----------
          Increase in net assets from operations                                    $12,593,330
                                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                        2000               1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $    134,926       $    305,808
  Net realized gain on investments and foreign
    currency transactions                                             9,399,520         10,385,317
  Net unrealized gain (loss) on investments and foreign
    currency translation                                              3,058,884         (1,170,435)
                                                                   ------------       ------------
      Increase in net assets from operations                       $ 12,593,330       $  9,520,690
                                                                   ------------       ------------
Distributions declared to shareholders -
  From net investment income                                       $   (299,770)      $   (211,336)
  From net realized gain on investments and foreign
    currency transactions                                           (10,735,727)        (3,357,558)
                                                                   ------------       ------------
      Total distributions declared to shareholders                 $(11,035,497)      $ (3,568,894)
                                                                   ------------       ------------
Net increase (decrease) in net assets from fund share
  transactions                                                     $ 10,134,611       $(44,862,521)
                                                                   ------------       ------------
      Total increase (decrease) in net assets                      $ 11,692,444       $(38,910,725)
Net assets:
  At beginning of period                                             61,466,503        100,377,228
                                                                   ------------       ------------
  At end of period (including accumulated undistributed net
    investment income of $115,317 and $299,706, respectively)      $ 73,158,947       $ 61,466,503
                                                                   ============       ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED JUNE 30,           PERIOD ENDED
                                                                     ---------------------------------------------     JUNE 30,
                                                                       2000         1999         1998         1997        1996*
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $16.27       $14.76       $12.10       $ 9.78       $10.00
                                                                     ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment income(S)                                           $ 0.03       $ 0.05       $ 0.07       $ 0.06       $ 0.02
  Net realized and unrealized gain (loss)
    on investments and foreign currency                                3.24         1.99         3.07         2.29        (0.24)
                                                                     ------       ------       ------       ------       ------
      Total from investment operations                               $ 3.27       $ 2.04       $ 3.14       $ 2.35       $(0.22)
                                                                     ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                                         $(0.08)      $(0.03)      $(0.05)      $(0.03)      $ --
  From net realized gain on investments
    and foreign currency transactions                                 (2.94)       (0.50)       (0.43)        --           --
                                                                     ------       ------       ------       ------       ------
      Total distributions declared to shareholders                   $(3.02)      $(0.53)      $(0.48)      $(0.03)      $ --
                                                                     ------       ------       ------       ------       ------
Net asset value - end of period                                      $16.52       $16.27       $14.76       $12.10       $ 9.78
                                                                     ======       ======       ======       ======       ======
Total return                                                          21.67%       14.12%       26.86%       24.12%       (2.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           0.66%        0.66%        0.65%        0.65%        0.65%+
  Net investment income                                                0.21%        0.37%        0.49%        0.56%        1.52%+
Portfolio turnover                                                       99%          99%          73%          84%           6%
Net assets at end of period (000 omitted)                           $73,159      $61,467     $100,377      $42,292      $22,779

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets.

      To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:
        Net investment income                                        $ 0.01       $ 0.04       $ 0.05       $ 0.03       $ --
        Ratios (to average net assets):
          Expenses##                                                   0.77%        0.77%        0.76%        0.90%        2.03%+
          Net investment income                                        0.10%        0.26%        0.38%        0.31%        0.14%+

 * For the period from the commencement of the fund's investment operations, May 20, 1996, through June 30, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Research Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $4,196,805. These loans were collateralized by cash of $4,331,409 which was invested in the following short-term obligation:

                                                                 IDENTIFIED COST
                                                       SHARES          AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        4,331,409         $4,331,409

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 2000, $19,545 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.05% of it daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $62,997,892 and $63,792,549, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $57,315,178
                                                                    -----------
Gross unrealized appreciation                                       $17,805,308
Gross unrealized depreciation                                        (2,483,211)
                                                                    -----------
  Net unrealized appreciation                                       $15,322,097
                                                                    ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                     YEAR ENDED JUNE 30, 2000            YEAR ENDED JUNE 30, 1999
                                                    -------------------------       -----------------------------
                                                     SHARES            AMOUNT           SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                         615,461       $10,020,430          506,640       $  7,453,881
Shares issued to shareholders in reinvestment
  of distributions                                  721,745        11,035,482          240,978          3,568,894
Shares reacquired                                  (686,034)      (10,921,301)      (3,768,134)       (55,885,296)
                                                   --------       -----------       ----------       ------------
    Net increase (decrease)                         651,172       $10,134,611       (3,020,516)      $(44,862,521)
                                                   ========       ===========       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2000, was $397. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Research Fund:

We have audited the accompanying statement of assets and liabilities of MFS Institutional Research Fund (one of the series comprising MFS Institutional Trust), including the portfolio of investments,as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of June 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Research Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 10, 2000


                  --------------------------------------------
      This report is prepared for the general information of shareholders.
                        It is authorized for distribution

FEDERAL TAX INFORMATION

The fund has designated $10,735,727 as a capital gain dividend for the year ended June 30, 2000.

For the year ended June 30, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

(C)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                  IRF-2 8/00 400